UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
 of the Securities Exchange Act of 1934, as amended

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HMG/COURTLAND PROPERTIES, INC.

(Name of Registrant as Specified in its Charter)

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HMG/COURTLAND PROPERTIES, INC.

1870 South Bayshore Drive,

Coconut Grove, Florida 33133

(305) 854-6803

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

December 11, 2009

TO THE SHAREHOLDERS:

The attached Information Statement is being delivered by HMG/Courtland Properties, Inc. (the “Company”) in connection with the approval by the holders of a majority of our voting stock of certain amendments to the Company’s certificate of incorporation to (i) decrease the number of our authorized Common stock from one million five hundred thousand (1,500,000) shares par value $1 to one million two hundred thousand (1,200,000) shares par value $1, (ii) to decrease the number of our authorized Excess common stock from five hundred thousand (500,000) shares par value $1 to one hundred thousand (100,000) shares par value $1 and (iii) to eliminate our entire authorized class of Preferred stock par value $1.  This Information Statement is first being mailed to shareholders on or about December 11, 2009.  We anticipate that the amendments to our certificate of incorporation will become effective on or after December 31, 2009.

On November 4, 2009 the Company’s board of directors passed resolutions authorizing shareholder action to consider amendments to our certificate of incorporation and the filing of such amendments with the Delaware Secretary of State.

On December 1, 2009 the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote executed a written consent in accordance with the provisions set forth in §228 of the Delaware Corporation Law that approved the amendments to our certificate of incorporation.

This letter and the accompanying Information Statement are being distributed to you, our shareholders, in accordance with the requirements of §228 of the Delaware Corporation Law and Section 14(c) of the Securities Exchange Act of 1934, as amended.  The attached Information Statement describes the amendments to our certificate of incorporation.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

By Order of the Board of Directors

Larry Rothstein
President & Secretary

INFORMATION STATEMENT
OF
HMG/COURTLAND PROPERTIES, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

Unless we indicate otherwise or unless the context requires otherwise, all references in this Information Statement to “we,” “us,” “our,” or the “Company” are to HMG/Courtland Properties, Inc., and all references to “Certificate of Incorporation” are to our Amended and Restated Certificate of Incorporation.

INTRODUCTION

This Information Statement is being mailed on or about December 11, 2009 to all shareholders of record of the Company as of the close of business on December 10, 2009 in connection with the approval of amendments to our Certificate of Incorporation.

On November 4, 2009 the Company’s board of directors passed resolutions to amend our Certificate of Incorporation to (i) decrease the number of our authorized Common stock from one million five hundred thousand (1,500,000) shares par value $1 to one million two hundred thousand (1,200,000) shares par value $1, (ii) to decrease the number of our authorized Excess common stock from five hundred thousand (500,000) shares par value $1 to one hundred thousand (100,000) shares par value $1 and (iii) to eliminate our entire authorized class of Preferred stock par value $1.

Amendments to our Certificate of Incorporation were approved by the written consent of the holders of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote on December 1, 2009, in accordance with the provisions set forth in §228 of the Delaware Corporation Law.  We decided to obtain a written consent of approval in order to eliminate the cost and delay involved in holding a special meeting of our shareholders.

The record date for purposes of determining the shareholders entitled to vote and to whom this Information Statement is to be sent is December 10, 2009.  As of the record date, we had 1,021,383 shares of common stock issued and outstanding that were entitled to vote on approving the amendments to our Certificate of Incorporation, with each share of common stock entitled to one vote.  By written consent, the holders of 541,830 shares of the common stock issued and outstanding, representing approximately 53% of the votes entitled to be cast, approved the amendments.

Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the amendments may not be effected until at least 20 calendar days after this Information Statement is sent or given to the Company’s shareholders.  We anticipate that the amendments to our Certificate of Incorporation will be effected on or after December 31, 2009.

There will not be a meeting of shareholders to approve the amendments to our Certificate of Incorporation and none is required under §228 of the Delaware Corporation Law since these actions have already been approved by the holders of a majority of the outstanding shares of the Company’s voting common stock by written consent.

§228 of the Delaware Corporation Law mandates that if a written consent is signed by less than the unanimous consent of all shareholders entitled to vote, the Company must give notice of the actions taken to all shareholders who were entitled to vote on the consent actions but who have not consented to the actions.  This Information Statement is intended to provide you with the required notice.

QUESTIONS AND ANSWERS

Q.           Why did I receive this Information Statement?

A.           Applicable laws require us to provide you with information regarding the amendments to the Certificate of Incorporation even though your vote is neither required nor requested for the amendments to become effective.

Q.           Why are you decreasing the Company’s authorized Common stock and Excess common stock, and eliminating the entire authorized class of Preferred stock?

A.           The primary reason for reducing our authorized Common stock and Excess common stock, and eliminating our entire authorized class of Preferred stock is to decrease the number of shares available for issuance and to save the Company a significant portion (approximately $10,000 per annum) of the franchise taxes payable under the Delaware Corporation Law.

Q.           When do you expect the amendments to become effective?

A.           The amendments will become effective upon the filing with the Delaware Secretary of State.  We expect to file the amendments with the Delaware Secretary of State as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our shareholders.

Q.           What will I receive when the amendments are effective?

A.           The amendments have already been approved and you will not receive anything notifying you that the amendments have become effective.

Q.           Why am I not being asked to vote?

A.           The holders of a majority of the issued and outstanding shares of common stock have already approved the amendments pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company’s board of directors, is sufficient under Delaware law, and no further approval by our shareholders is required.

Q.           What do I need to do now?

A.           Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

Q.           Whom can I contact with questions?

A.           If you have any questions about any of the actions to be taken by the Company, please contact us at (305) 854-6803.

AMENDMENTS

The decrease of authorized Common stock and Excess common stock, and the elimination of our entire authorized class of Preferred stock will be implemented by amending our Certificate of Incorporation, dated June 25, 2001, the form of which may be viewed on the Securities and Exchange Commission’s website, www.sec.gov, as an exhibit to the Company’s Proxy Statement dated May 29, 2001.

The complete text of the approved amendments to the Certificate of Incorporation is under the caption “IMPLEMENTATION OF A DECREASE IN AUTHORIZED PREFERRED STOCK AND EXCESS COMMON STOCK, AND ELIMINATION OF ENTIRE AUTHORIZED CLASS OF PREFERRED STOCK.”

DECREASE IN THE NUMBER OF AUTHORIZED SHARES
AND THE ELIMINATION OF AUTHORIZED SHARES

The Company’s board of directors and the shareholders holding a majority of our voting common stock have approved a decrease in the Company’s authorized Common stock from one million five hundred thousand (1,500,000) shares par value $1 and a decrease in the Company’s authorized Excess common stock from five hundred thousand (500,000) shares par value $1 that were authorized pursuant to a Certificate of Incorporation filed with the Delaware Secretary of State, to one million two hundred thousand (1,200,000) shares par value $1 and one hundred thousand (100,000) shares par value $1, respectively.  In addition, we are eliminating our entire authorized class of two million (2,000,000) shares of Preferred stock par value $1.  All of the above will be accomplished by means of an amendment to the Company’s Certificate of Incorporation.

The reduction in the number of authorized shares of the Company’s Common stock and Excess common stock, and the elimination of the entire authorized class of Preferred stock will become effective upon the filing of an amendment to the Certificate of Incorporation with the Delaware Secretary of State, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our registered shareholders.

REASONS FOR A DECREASE IN AUTHORIZED COMMON STOCK AND EXCESS COMMON STOCK, AND ELIMINATION OF ENTIRE AUTHORIZED CLASS OF PREFERRED STOCK

The primary reason for decreasing the number of shares of our authorized Common stock and Excess common stock, and the elimination of our entire authorized class of Preferred stock is to reduce the number of shares so that it will significantly reduce the franchise tax that we pay under the Delaware Corporation Law.  We will save approximately $10,000 on an annual basis.  The board of directors believes that the amount of such authorized but unissued shares should be reduced, and if necessary, additional shares of Common stock and Excess common stock, and a new class of Preferred stock may be authorized in a similar fashion to these amendments.

For this reason, the Company believes that a decrease in the number of shares of its authorized Common stock and Excess common stock, and the elimination of its entire authorized class of Preferred stock is in the best interests of both the Company and its shareholders. However, the Company cannot give any assurance that such reductions and elimination will have any effect on its share market price.

IMPLEMENTATION OF A DECREASE IN AUTHORIZED COMMON STOCK AND EXCESS COMMON STOCK, AND ELIMINATION OF ENTIRE AUTHORIZED CLASS OF PREFERRED STOCK

This amendment deletes Article IV of the Certificate of Incorporation in its entirety, providing for a new Article IV as follows:

“4.           Authorized Capital.
Section 1.  The total number of shares of capital stock which the Corporation shall have authority to issue is as follows:

a.	One Million, Two Hundred Thousand (1,200,000) shares of Common Stock, par value $1 per share, or $1,200,000 in the aggregate.
b.	One Hundred Thousand (100,000) shares of Excess Stock, par value $1 per share, or $100,000 in the aggregate.
c.	The aggregate par value of all authorized shares of stock of the Company having par value is $1,300,000.
   Section 2.  Common Stock.  Subject to the provisions of Article V, each share of Common Stock shall entitle the holder thereof to one vote.
   The Board of

Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.”

ADDITIONAL GENERAL INFORMATION

CORPORATE SECURITIES

The voting and other rights that accompany the Company’s securities will not be affected by the decrease in authorized Common stock or the Excess common stock.  There are no shares of Preferred stock currently issued and outstanding.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of amendments to certificates of incorporation under Delaware Corporation Law.  The Company has obtained this approval through the written consent of shareholders owning a majority of the outstanding voting shares of its common stock.  Therefore, a special meeting of the shareholders will not take place for this purpose.

VOTING SECURITIES

The record date for purposes of determining the shareholders entitled to vote and to whom this Information Statement is to be sent is December 10, 2009. As of the record date, we had 1,021,383 shares of common stock issued and outstanding and entitled to vote on the amendments, with each share of common stock entitled to one vote.  The holders of 541,830 shares of the issued and outstanding common stock, representing approximately 53% of the votes entitled to be cast, approved the amendments to the Certificate of Incorporation by written consent.

ABSENCE OF DISSENTERS’ RIGHTS

No dissenters’ or appraisal rights are available to the Company’s shareholders under Delaware Corporation Law, the Certificate of Incorporation, or the Company’s bylaws in connection with these amendments.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Company’s 1,021,383 shares of common stock issued and outstanding as of December 10, 2009 with respect to: (i) all directors; (ii) each person known by us to be the beneficial owner of more than five percent of our common stock; and (iii) our directors and executive officers as a group.

Name (7), (8)	Shares Owned by Named Persons & Members of His Family (1)		Additional Shares in Which the Named Person Has, or Participates in, the Voting or Investment Power (2)		Total Shares & Percent of Class
Maurice Wiener	51,000	(4)	541,830	(3), (5)	592,930	53%
Lawrence Rothstein	47,900	(4)	541,830	(3)	589,730	52%
Walter G. Arader	15,400	(4)			15,400	1%
Harvey Comita	10,000	(4)	477,300	(6)	487,300	43%
Clinton Stuntebeck	5,000	(4)			5,000	* %
All Directors and Officers as a Group	156,000	(4)	541,830	(3)	697,830	62%
Emanuel Metz CIBC Oppenheimer Corp. One World Financial Center 200 Liberty Street New York, NY 10281	59,500				59,500	5%
Transco Realty Trust 1870 S. Bayshore Drive Coconut Grove, FL 33133	477,300	(5)			477,300	42%
*  less than 1%

(1)	Unless otherwise indicated, beneficial ownership is based on sole voting and investment power.

(2)
Shares listed in this column represent shares held by entities with which directors or officers are associated.  Directors, officers and members of their families have no ownership interest in these shares.

(3)
This number includes the number of shares held by Transco Realty Trust (477,300 shares), HMG Advisory Corp. (54,530 shares) and T.G.I.F. Texas, Inc. (10,000 shares).  Several of the directors of the Company are directors, trustees, officers or shareholders of certain of those firms.

(4)
This number includes options granted under the 2000 Stock Option Plan.  These options have been granted to Mr. Wiener, 40,500; Mr. Rothstein, 29,900; 5,000 to each to Mr. Arader, Mr. Comita and Mr. Stuntebeck; and 16,700 to two officers.

(5)
Mr. Wiener holds approximately 34% and 57% of the stock of Transco and HMG Advisory Corp., respectively, and may therefore be deemed to be the beneficial owner of the shares of the Company held by Transco and HMG Advisory Corp.

(6)	This number represents the number of shares held by Transco Realty Trust, of which Mr. Comita is a Trustee.

(7)	Except as otherwise set forth, the address for these individuals is 1870 South Bayshore Drive, Coconut Grove, Florida, 33133.

(8)	No shares of stock of the executive officers and directors have been pledged as collateral.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendments to be made to the Certificate of Incorporation which is not shared by all other shareholders.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  The Company files reports, information statements and other information with the Commission.  The public may read and copy any materials that we file with the Commission at the Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.  The statements and forms we file with the Commission have been filed electronically and are available for viewing or copy on the Commission maintained Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the Commission.  The Internet address for this site can be found at:

www.sec.gov.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including financial statements and schedules thereto can be found at the Commission’s internet site.  Copies of the Annual Report will be sent to any shareholder without charge upon written request addressed to:  Secretary, HMG/Courtland Properties, Inc., 1870 South Bayshore Drive, Coconut Grove, Florida 33133